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                                                                      Exhibit 24

                     MODIFIED GUARANTEED ANNUITY CONTRACTS
                       TRAVELERS TARGET MATURITY (TTM II)

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That I, J. ERIC DANIELS of Farmington, Connecticut, Director, Chairman of the Board, President and Chief Executive Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.

                                      /s/J. Eric Daniels
                                      Director, Chairman of the Board, President
                                      and Chief Executive Officer
                                      The Travelers Life and Annuity Company

                     MODIFIED GUARANTEED ANNUITY CONTRACTS
                       TRAVELERS TARGET MATURITY (TTM II)

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director and Executive Vice President of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by The Travelers Life and Annuity Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.

                                              /s/George C. Kokulis
                                              Director, Executive Vice President
                                              The Travelers Life and Company


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                     MODIFIED GUARANTEED ANNUITY CONTRACTS
                       TRAVELERS TARGET MATURITY (TTM II)

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, a Director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.

                                          /s/Katherine M. Sullivan
                                          Director
                                          The Travelers Life and Annuity Company

                     MODIFIED GUARANTEED ANNUITY CONTRACTS
                       TRAVELERS TARGET MATURITY (TTM II)

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That I, GLENN D. LAMMEY of Simsbury, Connecticut, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.

                                         /s/Glenn D. Lammey
                                         Chief Financial Officer,
                                         Chief Accounting Officer and Controller
                                         The Travelers Life and Annuity Company

                     MODIFIED GUARANTEED ANNUITY CONTRACTS
                           TRAVELERS TARGET MATURITY
                                     TTM II

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That I, MARC P. WEILL of New York, New York, a Director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October 1999.

                                          /s/Marc P. Weill
                                          Director
                                          The Travelers Life and Annuity Company